UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21287

John Hancock Preferred Income Fund III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund III

Annual Report
7.31.09

Ticker | **HPS**

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Preferred stocks endured extreme volatility during the 12-month period ended July 31, 2009, coming under severe pressure throughout much of the period but rallying strongly in the final months. For the 12 months ended July 31, 2009, John Hancock Preferred Income Fund III returned –7.30% at net asset value (NAV) and –6.62% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. For the same 12-month period, the Merrill Lynch Preferred Stock Hybrid Securities Index returned –3.81% and the Barclays Capital U.S. Aggregate Bond Index returned 7.85%.

The Fund lagged the Merrill Lynch Preferred Stock Hybrid Securities Index primarily due to its overweighting in foreign financials, such as Royal Bank of Scotland and Lloyds Banking Group, which didn’t rally as strongly as their U.S. counterparts. On March 2, 2009, the Fund declared a monthly distribution of $0.1122 per share, a decrease of 15% from its previous monthly distribution of $0.1320. This action was made in response to the lower net investment income earned by the Fund, uncertainty over dividends, extreme market volatility and unprecedented economic circumstances.

One of the Fund’s better performers was U.S. Bancorp (USB Capital). Its stock came roaring back in the final months of the period as investors applauded its repayment of government funds and better-than-expected financial results, among other things. In contrast, holdings in diversified lender CIT Group, Inc. and SLM Corp. were hurt by credit-rating downgrades. Among our utility preferred stock holdings, better-performing investments included PPL Energy Supply, LLC and Westar Energy, Inc., both of which were helped by strong investor demand for their investment-grade ratings and steady history of paying dividends.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. When the Fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the Fund may be more volatile than other mutual funds, and the values of its investments may go up and down more rapidly. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. In addition, financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets.

6	Preferred Income Fund III | Annual report

Portfolio summary

Top 10 holdings[1]

Nexen, Inc., 7.35%	5.0%	Southwest Gas Capital II, 7.7%	3.1%

Viacom, Inc., 6.85%	4.0%	FPC Capital I, 7.1%, Ser A	3.0%

Metlife, Inc., 6.5%, Ser B	3.3%	Lloyds TSB Bank PLC, 6.9%	2.7%

PPL Energy Supply, LLC, 7.0%	3.3%	Georgia Power Co., 6.0%, Ser R	2.6%

PFGI Capital Corp., 7.75%	3.2%	United States Cellular Corp., 7.5%	2.4%

Sector composition[2,3]

Financials	50%	Telecommunication services	5%

Utilities	26%	U.S. government agency	2%

Consumer discretionary	7%	Consumer staples	2%

Energy	6%	Other sectors	2%

Country composition[2]

United States	83%

United Kingdom	6%

Netherlands	5%

Canada	5%

Other	1%

1 As a percentage of the Fund’s total investments on July 31, 2009. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s total investments on July 31, 2009.

3 Investments focused on one sector may fluctuate more widely than investments diversified across sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors.

Annual report | Preferred Income Fund III	7

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 7-31-09

		Maturity
	Rate	date	Par value	Value

Bonds 12.99%				$57,338,546

(Cost $70,097,103)

Diversified Banks 4.13%				18,250,000

Lloyds TSB Bank PLC,
Sub Note	6.900%	10-31-49	$25,000,000	18,250,000

Electric Utilities 5.34%				23,581,333

DPL Capital Trust II,
Gtd Sub Bond (Z)	8.125	09-01-31	6,225,000	5,917,672

Entergy Gulf States, Inc.,
1st Mtg Bond (Z)	6.200	07-01-33	15,000,000	14,516,775

Kentucky Power Co.,
Sr Note, Ser D (Z)	5.625	12-01-32	3,565,000	3,146,886

Multi-Utilities 1.41%				6,219,213

Dominion Resources Capital Trust I,
Gtd Jr Sub Bond (Z)	7.830	12-01-27	6,364,000	6,219,213

Oil & Gas Storage & Transportation 2.11%				9,288,000

Southern Union Co.,
Jr Sub Note, Ser A (7.200% to
11-01-11 then variable) (Z)	7.200	11-01-66	12,900,000	9,288,000

			Shares	Value

Common stocks 1.20%				$5,309,150

(Cost $5,037,985)

Gas Utilities 0.12%				543,200

Atmos Energy Corp.			20,000	543,200

Integrated Telecommunication Services 1.08%				4,765,950

AT&T, Inc.			90,000	2,360,700

Verizon Communications, Inc.			75,000	2,405,250

			Shares	Value

Preferred stocks 132.79%				$586,364,423

(Cost $723,861,099)

Agricultural Products 2.81%				12,394,688

Ocean Spray Cranberries, Inc., 6.250%, Ser A (S)(Z)			195,000	12,394,688

Broadcasting & Cable TV 0.56%				2,475,000

CBS Corp., 7.250%			125,000	2,475,000

See notes to financial statements

8	Preferred Income Fund III | Annual report

F I N A N C I A L   S T A T E M E N T S

	Shares	Value
Cable & Satellite 4.63%		$20,443,990

Comcast Corp., 6.625% (Z)	130,000	2,980,900

Comcast Corp., 7.000% (Z)	114,900	2,748,408

Comcast Corp., 7.000%, Ser B (Z)	609,556	14,714,682

Consumer Finance 4.44%		19,600,507

HSBC Finance Corp., 6.360%, Depositary
Shares, Ser B (Z)	270,000	4,830,300

HSBC Finance Corp., 6.875% (Z)	576,118	12,801,342

SLM Corp., 6.000% (Z)	41,840	619,650

SLM Corp., 6.970%, Ser A (Z)	44,899	1,349,215

Diversified Banks 13.92%		61,487,276

Barclays Bank PLC, 7.100%, Ser 3 (Z)	230,000	4,846,100

Barclays Bank PLC, 8.125% Ser 5	45,300	1,037,370

Royal Bank of Scotland Group PLC, 5.750%,
Ser L (Z)	997,234	12,046,587

Royal Bank of Scotland Group PLC, 7.250%,
Ser T (Z)	40,000	626,000

Santander Finance Preferred SA, 6.410%,
Ser 1 (Z)	100,000	2,251,000

Sovereign Bancorp, Inc., 7.300%, Depositary
Shares, Ser C (Z)	467,210	10,703,781

USB Capital VIII, 6.350%, Ser 1 (Z)	285,000	6,335,550

Wachovia Preferred Funding Corp., 7.250%,
Ser A (Z)	724,000	14,776,840

Wells Fargo & Co., 8.000% (Z)	290,000	6,945,500

Wells Fargo Capital Trust IV, 7.000% (Z)	77,800	1,918,548

Diversified Financial Services 23.01%		101,611,476

ABN AMRO Capital Funding Trust V, 5.900% (Z)	755,072	10,471,850

ABN AMRO Capital Funding Trust VI, 6.250% (Z)	344,071	5,569,360

BAC Capital Trust II, 7.000% (Z)	94,671	1,920,380

Bank of America Corp., 8.625% (Z)	140,071	3,180,800

CA Preferred Funding Trust, 7.000%	9,000,072	7,110,000

Citigroup Capital X, 6.100%	725,072	13,013,750

Deutsche Bank Capital Funding Trust X,
7.350%	132,071	2,805,000

Deutsche Bank Contingent Capital Trust II,
6.550%	279,371	5,510,589

Deutsche Bank Contingent Capital Trust III,
7.600%	238,571	5,227,920

ING Groep NV, 7.050% (Z)	599,042	11,476,265

ING Groep NV, 7.200% (Z)	765,072	15,353,550

JPMorgan Chase & Co., 5.720%, Ser F	64,771	2,769,807

JPMorgan Chase & Co., 6.150%, Ser E	148,971	6,916,405

JPMorgan Chase & Co., 8.625%	395,072	10,285,800

Diversified Metals & Mining 0.26%		1,153,000

Freeport-McMoRan Copper & Gold, Inc.,
6.750%	12,500	1,153,000

See notes to financial statements

Annual report | Preferred Income Fund III	9

F I N A N C I A L   S T A T E M E N T S

	Shares	Value
Electric Utilities 21.06%		$92,978,613

Constellation Energy Group, Inc., 8.625%,
Series A (Z)	160,000	3,832,000

Entergy Mississippi, Inc., 7.250%	13,000	329,030

Entergy Texas, Inc., 7.875%	38,000	990,280

FPC Capital I, 7.100%, Ser A (Z)	793,000	19,642,610

FPL Group Capital Trust I, 5.875% (Z)	268,000	6,603,520

FPL Group Capital, Inc., 7.450%, Ser E (Z)	20,000	535,000

Georgia Power Co., 6.000%, Ser R (Z)	702,000	17,479,800

HECO Capital Trust III, 6.500% (Z)	149,000	3,428,490

Interstate Power & Light Co., 7.100%, Ser C (Z)	208,900	5,285,170

Interstate Power & Light Co., 8.375%, Ser B	68,100	1,839,381

PPL Electric Utilities Corp., 6.250%, Depositary Shares (Z)	189,000	4,394,250

PPL Energy Supply, LLC, 7.000% (Z)	846,450	21,728,372

Southern California Edison Co., 6.000%, Ser C (Z)	30,000	2,302,500

Southern California Edison Co., 6.125% (Z)	20,000	1,561,250

Westar Energy, Inc., 6.100% (Z)	125,600	3,026,960

Gas Utilities 4.74%		20,933,945

Southwest Gas Capital II, 7.700% (Z)	846,500	20,933,945

Investment Banking & Brokerage 9.73%		42,946,432

Credit Suisse Guernsey, 7.900%	90,000	2,250,000

Lehman Brothers Holdings Capital Trust III,
6.375%, Ser K (I)	808,400	137,428

Lehman Brothers Holdings, Inc., 5.670%,
Depositary Shares, Ser D (I)	142,601	2,139

Merrill Lynch Preferred Capital Trust III, 7.000% (Z)	457,017	8,532,507

Merrill Lynch Preferred Capital Trust IV, 7.120% (Z)	380,700	7,157,160

Merrill Lynch Preferred Capital Trust V, 7.280% (Z)	408,700	7,855,214

Morgan Stanley Capital Trust III, 6.250%	159,100	3,258,368

Morgan Stanley Capital Trust IV, 6.250% (Z)	616,000	12,615,680

Morgan Stanley Capital Trust V, 5.750%	60,400	1,137,936

Life & Health Insurance 11.87%		52,438,573

Aegon NV, 6.375% (Z)	245,000	3,920,000

Aegon NV, 6.500% (Z)	215,000	3,534,600

Lincoln National Capital VI, 6.750%, Ser F (Z)	269,000	5,328,890

Metlife, Inc., 6.500%, Ser B (Z)	965,000	22,098,500

Phoenix Cos., Inc., 7.450% (Z)	600,549	9,206,416

PLC Capital Trust IV, 7.250% (Z)	205,000	4,087,700

PLC Capital Trust V, 6.125% (Z)	113,300	1,924,967

Prudential PLC, 6.500% (Z)	110,000	2,337,500

Movies & Entertainment 6.06%		26,744,792

Viacom, Inc., 6.850% (Z)	1,196,635	26,744,792

Multi-Utilities 6.53%		28,833,995

BGE Capital Trust II, 6.200% (Z)	622,500	12,294,375

Consolidated Edison Co. of NY, Inc., 5.000%,
Ser A (Z)	19,000	1,685,300

Dominion Resources, Inc., 8.375%, Ser A	191,000	4,971,730

DTE Energy Trust I, 7.800% (Z)	236,000	5,900,000

See notes to financial statements

10	Preferred Income Fund III | Annual report

F I N A N C I A L   S T A T E M E N T S

			Shares	Value
Multi-Utilities (continued)

DTE Energy Trust II, 7.500% (Z)			59,400	$1,476,090

Public Service Electric & Gas Co., 5.050%, Ser D (Z)			30,000	2,506,500

Oil & Gas Exploration & Production 7.47%				32,994,139

Nexen, Inc., 7.350% (Z)			1,590,079	32,994,139

Real Estate Investment Trusts 3.45%				15,231,814

Duke Realty Corp., 6.500%, Depositary Shares,
Ser K (Z)			151,600	2,516,560

Duke Realty Corp., 6.600%, Depositary Shares,
Ser L (Z)			118,500	2,033,460

Duke Realty Corp., 6.625%, Depositary Shares,
Ser J (Z)			638,100	10,681,794

Regional Banks 4.85%				21,421,229

PFGI Capital Corp., 7.750% (Z)			926,900	21,421,229

Reinsurance 0.51%				2,256,435

RenaissanceRe Holdings Ltd., 6.080%, Ser C (Z)			122,300	2,256,435

Specialized Finance 0.08%				345,000

CIT Group, Inc., 6.350%, Ser A (Z)			150,000	345,000

U.S. Government Agency 0.03%				148,800

Federal National Mortgage Association
(8.250% to 12-31-10 then variable) (I)			80,000	148,800

Wireless Telecommunication Services 6.78%				29,924,719

Telephone & Data Systems, Inc., 7.600% (Z)			623,743	13,884,519

United States Cellular Corp., 7.500% (Z)			729,100	16,040,200

		Maturity
	Rate	date	Par value	Value

Short-term investments 3.69%				$16,299,919

(Cost $16,299,919)

U.S. Government Agency 3.69%				16,299,919

Federal Home Loan Bank,
Discount Note	0.090%	08-03-09	$16,300,000	16,299,919

Total investments (Cost $815,296,106)† 150.67%				$665,312,038

Other assets and liabilities, net (50.67%)				($223,751,592)

Total net assets 100.00%				$441,560,446

The percentage shown for each investment category is the total value of that category as a percentage of the Fund’s net assets.

(I) Non-income producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (see Note 9). Total collateral value at July 31, 2009 was $504,060,005.

† At July 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $815,468,682. Net unrealized depreciation aggregated $150,156,644, of which $10,419,664 related to appreciated investment securities and $160,576,308 related to depreciated investment securities.

See notes to financial statements

Annual report | Preferred Income Fund III	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $815,296,106)	$665,312,038
Cash	40,459
Dividends and interest receivable	2,980,264
Other receivables and prepaid assets	22,787

Total assets	668,355,548

Liabilities

Payable for investments purchased	2,864,455
Committed facility agreement payable (Note 9)	213,500,000
Unrealized depreciation of swap contracts (Note 3)	10,287,324
Interest payable (Note 9)	16,153
Payable to affiliates
Accounting and legal services fees	19,707
Other liabilities and accrued expenses	107,463

Total liabilities	226,795,102

Net assets

Capital paid-in	$742,810,228
Accumulated distributions in excess of net investment income	(19,922)
Accumulated net realized loss on investments, financial futures contracts
and swap agreements	(140,958,468)
Net unrealized depreciation on investments and swap agreements	(160,271,392)

Net assets	$441,560,446

Net asset value per share

Based on 31,438,217 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$14.05

See notes to financial statements

12	Preferred Income Fund III | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains and losses for the period stated.

Investment income

Dividends	$48,964,028
Interest	5,575,600

Total investment income	54,539,628

Expenses

Investment management fees (Note 6)	4,189,505
Transfer agent fees	47,709
Accounting and legal services fees (Note 6)	81,545
Trustees’ fees	45,603
Printing and postage fees	265,107
Professional fees	165,394
Custodian fees	70,590
Stock exchange listing fees	27,636
Interest expense (Note 9)	4,547,870
Miscellaneous	65,801

Total expenses	9,506,760
Less expense reductions (Note 6)	(803,885)

Net expenses	8,702,875

Net investment income	45,836,753

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(107,340,786)
Financial futures contracts (Note 3)	833,091
Swap contracts (Note 3)	(4,737,158)
(111,244,853)
Change in net unrealized appreciation (depreciation) of
Investments	17,604,651
Financial futures contracts (Note 3)	6,270
Swap contracts (Note 3)	(6,545,870)
11,065,051
Net realized and unrealized loss	(100,179,802)

Decrease in net assets from operations	($54,343,049)

See notes to financial statements

Annual report | Preferred Income Fund III	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period	Year
	ended	ended	ended
	7-31-09	7-31-08[1]	5-31-08

Increase (decrease) in net assets

From operations
Net investment income	$45,836,753	$8,691,420	$64,564,599
Net realized loss	(111,244,853)	(18,045,041)	(12,571,391)
Change in net unrealized appreciation
(depreciation)	11,065,051	(59,477,711)	(93,334,549)
Distributions to APS	—	—	(16,588,245)

Decrease in net assets resulting from
operations	(54,343,049)	(68,831,332)	(57,929,586)

Distributions to shareholders
From net investment income	(44,830,380)	(8,258,122)	(49,548,730)
From net realized gain	—	—	(6,187,022)
From tax return of capital	(1,691,686)	—	—
Total distributions	(46,522,066)	(8,258,122)	(55,735,752)
From Fund share transactions (Note 7)	1,617,012	—	—

Total decrease	(99,248,103)	(77,089,454)	(113,665,338)

Net assets

Beginning of year	540,808,549	617,898,003	731,563,341

End of year	$441,560,446	$540,808,549	$617,898,003

Undistributed accumulated (distributions in
excess of) net investment income	($19,922)	$3,802,348	$3,936,566

1 For the two month period ended July 31, 2008.

See notes to financial statements

14	Preferred Income Fund III | Annual report

F I N A N C I A L   S T A T E M E N T S

For the
year ended
7-31-09

Cash flows from operating activities

Net decrease in net assets from operations	($54,343,049)
Adjustments to reconcile net increase/decrease in net
assets from operations to net cash provided by operating activities:
Long-term investments purchased	(102,293,821)
Long-term investments sold	151,328,933
Increase in short-term investments	(13,399,919)
Net amortization of premium (discount)	589,889
Decrease in dividends and interest receivable	392,901
Decrease in receivable from affiliates	24,950
Increase in payable for investments purchased	2,864,455
Decrease in receivable for investments sold	2,225,868
Decrease in cash collateral at broker for futures contracts	594,000
Decrease in prepaid arrangement fees	509,778
Increase in other receivables and prepaid expenses	(5,422)
Increase in unrealized depreciation of swap contracts	6,545,870
Decrease in payable for futures variation margin	(237,188)
Decrease in payable to affiliates	(35,265)
Decrease in interest payable	(27,957)
Decrease in other liabilities and accrued expenses	(122,312)
Net change in unrealized (appreciation) depreciation on investments	(17,604,651)
Net realized loss on investments	107,340,786

Net cash provided by operating activities	$84,347,846

Cash flows from financing activities

Borrowings from committed facility agreement payable	$89,900,000
Repayments of committed facility agreement payable	(129,400,000)
Reinvest of common shares	1,617,012
Distributions to common shareholders	(46,522,066)

Net cash used in financing activities	($84,405,054)

Net increase in cash	($57,208)

Cash at beginning of period	$97,667

Cash at end of period	$40,459

Supplemental disclosure of cash flow information

Cash paid for interest	4,575,827

See notes to financial statements

Annual report | Preferred Income Fund III	15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	7-31-09	7-31-08[1]	5-31-08	5-31-07	5-31-06	5-31-05[2]

Per share operating performance

Net asset value, beginning of year	$17.29	$19.75	$23.39	$22.17	$23.95	$22.49
Net investment income[3]	1.46	0.27	2.06	2.07	2.16	2.16
Net realized and unrealized gain (loss)
on investments	(3.21)	(2.47)	(3.39)	1.36	(1.70)	1.58
Distribution to APS (Note 8)	—	—	(0.53)	(0.56)	(0.44)	(0.25)
Total from investment operations	(1.75)	(2.20)	(1.86)	2.87	0.02	3.49
Less distributions to common
shareholders
From net investment income	(1.44)	(0.26)	(1.58)	(1.58)	(1.70)	(2.03)
From net realized gain	—	—	(0.20)	(0.07)	(0.10)	—
From tax return of capital	(0.05)	—	—	—	—	—
Total distributions	(1.49)	(0.26)	(1.78)	(1.65)	(1.80)	(2.03)
Net asset value, end of year	$14.05	$17.29	$19.75	$23.39	$22.17	$23.95
Per share market value, end of year	$13.18	$16.10	$18.82	$22.64	$19.70	$22.22
Total return at net asset value (%)[4,5]	(7.30)	(11.04) [6]	(7.52)	13.65	0.85	16.28 [7]
Total return at market value (%)[4,5]	(6.62)	(13.07) [6]	(8.96)	23.79	(3.41)	8.22

Ratios and supplemental data

Net assets applicable to common shares,
end of year (in millions)	$442	$541	$618	$732	$693	$749
Ratios (as a percentage of average
net assets):
Expenses before reductions (excluding
interest expense)	1.36	1.36 [8]	1.41	1.34	1.34	1.34
Interest expense (Note 9)	1.24	1.73 [8]	0.04	—	—	—
Expenses before reductions (including
interest expense)[9]	2.60	3.09 [8]	1.45	1.34	1.34	1.34
Expenses net of all fee waivers
(excluding interest expense)	1.14	1.11 [8]	1.10	1.05	1.04	1.05
Expenses net of all fee waivers
(including interest expense)[10]	2.38	2.84 [8]	1.10	1.05	1.04	1.05
Net investment income[11]	12.52	9.36 [8]	9.98	8.91	9.22	9.15
Portfolio turnover (%)	18	2	9	14	16	14

See notes to financial statements

16	Preferred Income Fund III | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights (continued)

Period ended	7-31-09	7-31-08[1]	5-31-08	5-31-07	5-31-06	5-31-05[2]

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	$350	$350	$350
Involuntary liquidation preference per
unit (in thousands)	—	—	—	$25	$25	$25
Average market value per unit
(in thousands)	—	—	—	$25	$25	$25
Asset coverage per unit[12]	—	—	—[13]	$76,917	$74,123	$78,169
Total debt outstanding end of period
(in millions) (Note 9)	$214	$253	$296	—	—	—
Asset coverage per $1,000 of debt[14]	—	—	—	$3,090	$2,981	$3,141
Asset coverage per $1,000 of debt[15]	$3,068	$3,138	$3,087	—	—	—

1 For the two month period ended July 31, 2008.

2 Audited by previous Independent Registered Public Accounting Firm.

3 Based on the average of the shares outstanding.

4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Unaudited.

8 Annualized.

9 Ratios calculated on the basis of expenses relative to the average net assets of common shares, that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.91%, 0.91%, 0.91%, and 0.94% for the years ended 5-31-05, 5-31-06, 5-31-07 and 5-31-08, respectively.

10 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.71%, 0.71%, 0.71%, and 0.74% for the years ended 5-31-05, 5-31-06, 5-31-07 and 5-31-08, respectively.

11 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 6.21%, 6.24%, 6.49%, and 6.44%, for the years ended 5-31-05, 5-31-06, 5-31-07 and 5-31-08, respectively.

12 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

13 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on May 28, 2008.

14 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end. (Note 8).

15 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 8).

See notes to financial statements

Annual report | Preferred Income Fund III	17

Notes to financial statements

Note 1
Organization

John Hancock Preferred Income Fund III (the Fund) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund began operations on June 19, 2003. The Fund’s primary investment objective is to provide high level of current income, consistent with preservation of capital, with a secondary investment objective to provide growth of capital to the extent consistent with its primary investment objective.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Certain short-term debt instruments are valued at amortized cost.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 – Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

18	Preferred Income Fund III | Annual report

Level 2 – Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options and swap contracts are stated at market value.

Investments in Securities	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS

Consumer discretionary	$49,663,782	—	—	$49,663,782

Consumer staples	—	$12,394,688	—	12,394,688

Energy	32,994,139	9,288,000	—	42,282,139

Financials	288,956,313	25,360,000	$21,421,229	335,737,542
U.S. Government
agency	—	16,299,919	—	16,299,919

Materials	1,153,000	—	—	1,153,000
Telecommunication
services	34,690,669	—	—	34,690,669

Utilities	134,041,473	39,048,826	—	173,090,299

Total Investments in
Securities	$541,499,376	$102,391,433	$21,421,229	$665,312,038
Other Financial
Instruments	—	(10,287,324)	—	(10,287,324)

Total	$541,499,376	$92,104,109	$21,421,229	$655,024,714

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

INVESTMENTS IN SECURITIES	FINANCIALS

Balance as of July 31, 2008	—

Accrued discounts/premiums	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	($2,330,584)

Net purchases (sales)	—

Transfers in and/or out of Level 3	23,751,813
Balance as of July 31, 2009	$21,421,229

Annual report | Preferred Income Fund III	19

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

From time to time, the Fund may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Overdrafts

Pursuant to the custodian agreement, the Fund’s Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $75,975,682 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distribution to be paid. The loss carryforward expires as follows: July 31, 2015 — $1,316,265, July 31, 2016 — $33,029,968 and July 31, 2017 — $41,629,449.

Net capital losses of $64,810,210 that are attributable to security transactions incurred after October 31, 2008 are treated as arising on August 1, 2009, the first day of the Fund’s next taxable year.

As of July 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended July 31, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends monthly. Capital gains are distributed at least annually. During the year ended July 31, 2009, the tax character of distributions paid was as follows: ordinary income $44,830,380 and tax return of capital $1,691,686. During the period ended July 31, 2008, the tax character of distributions paid was as follows: ordinary income $8,258,122. During the year ended May 31,

20	Preferred Income Fund III | Annual report

2008 the tax character of distributions paid was as follows: ordinary income $72,323,997.

As of Juy 31, 2009, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows

The cash amount shown in the Statement of cash flows of the Fund is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3
Financial instruments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires the Fund to disclose information to assist investors in understanding how the Fund uses derivative instruments, how derivative instruments are accounted for under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) and how derivative instruments affect the Fund’s financial position, results of operations and Statements of changes in net assets. This disclosure for the year ended July 31, 2009 is presented in accordance with FAS 161 and is included as part of the Notes to the Financial Statements.

Futures

The Fund may purchase and sell financial futures contracts, including index futures and options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Fund may use futures contracts to manage against a decline in the value of securities owned by the Fund due to anticipated interest rate, currency or market changes. In addition, the Fund will use futures contracts for duration management or to gain exposure to a securities market.

An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Fund may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Fund to invest in the underlying securities over time. Investing in index futures also permits the Fund to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of

Annual report | Preferred Income Fund III	21

loss in excess of the variation margin disclosed on the Statements of assets and liabilities. The Fund had no open financial futures contracts on July 31, 2009.

During the year ended July 31, 2009, the Fund used futures to hedge against anticipated interest rate changes.

Swap contracts

The Fund may enter into interest rate transactions such as, credit default, cross-currency, and other forms of swaps to manage its exposure to credit, currency and interest rate risks, to gain exposure in lieu of buying in the physical market, or to enhance income. Swaps are over-the-counter (OTC) negotiated agreements between counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, the Fund will hold cash and/or liquid securities equal to the net amount of the Fund’s exposure, in order to satisfy the Fund’s obligations in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as unrealized appreciation/depreciation on the Fund’s Statement of assets and liabilities. If market quotations are not readily available or not deemed reliable, certain swaps may be fair valued in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Upfront payments made/ received by the Fund represent payments to compensate for differences between the stated terms of the swap and prevailing market conditions, including credit spreads, currency exchange rates, interest rates and other relevant factors. These payments are amortized or accreted for financial reporting purposes, with the un-amortized/ un-accreted portion included in the Statement of assets and liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of operations.

Entering into swaps involves, to varying degrees, elements of credit, market counterparty and legal documentation risk in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that a counterparty may default on its obligation under the swap or disagree as to the meaning of the swap’s terms, and that there may be unfavorable interest rate changes. The Fund may also suffer losses if it is unable to terminate outstanding swaps, or reduce its exposure through offsetting transactions or the Fund may be liable for early termination of the derivative.

The Fund is a party to International Swap Dealers Association, Inc., Master Agreements (“ISDA Master Agreements”) with select counterparties that govern OTC derivative transactions, which may include foreign exchange derivative transactions, entered into by the Fund and those counterparties. The ISDA Master Agreements typically include standard representations and warranties, as well as a Credit Support Annex (“CSA”) that accompanies a schedule to ISDA master agreements provisions outlining the general obligations of the Fund and counterparties relating to events of default, termination events and other standard provisions. Termination events may include a decline in the Fund’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle the counterparty to elect to terminate early and calculate damages based on that termination, with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact in the financial statements of the Fund.

Interest rate swap agreements

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

22	Preferred Income Fund III | Annual report

The Fund entered into interest rate swaps in anticipation of rising interest rates. The following summarizes the contracts held as of July 31, 2009:

		PAYMENTS	PAYMENTS
	USD NOTIONAL	MADE BY	RECEIVED	EFFECTIVE	MATURITY	UNREALIZED
COUNTERPARTY	AMOUNT	FUND	BY FUND	DATE	DATE	DEPRECIATION	MARKET VALUE

			3 month
MORGAN STANLEY	$52,500,000	4.14%	libor (a)	11-23-07	11-23-10	($2,397,518)	($2,397,518)
			3 month
BANK OF AMERICA	87,500,000	4.37%	libor (a)	11-15-07	11-15-10	(4,370,488)	(4,370,488)
			3 month
MORGAN STANLEY	87,500,000	3.79%	libor (a)	1-7-08	1-7-11	(3,519,318)	(3,519,318)

	$227,500,000					($10,287,324)	($10,287,324)

(a) at July 31, 2009, the 3-month libor rate was 0.47938%

Interest rate swap notional amounts at July 31, 2009 are representative of the Interest rate swap activity during the year ended July 31, 2009.

Fair value of derivative instruments by risk category

The table below summarizes the fair values of derivatives held by the Fund at July 31, 2009, by risk category:

DERIVATIVES NOT ACCOUNTED FOR	STATEMENT OF ASSETS	FINANCIAL	ASSET	LIABILITY
AS HEDGING INSTRUMENTS UNDER	AND LIABILITIES	INSTRUMENTS	DERIVATIVES	DERIVATIVES
FAS 133	LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Unrealized	Interest rate	—	($10,287,324)
	depreciation of	swaps
	swap contracts;
	net unrealized
	depreciation on
	investments and
	swap agreements

Total			—	($10,287,324)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended July 31, 2009:

DERIVATIVES NOT ACCOUNTED
FOR AS HEDGING INSTRUMENTS
UNDER FAS 133	FUTURES	SWAPS	TOTAL

Statement of Operations
location – Net realized gain	Financial future
(loss) on	contracts	Swap contracts
Interest rate contracts	$833,091	($4,737,158)	($3,904,067)

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended July 31, 2009:

DERIVATIVES NOT ACCOUNTED
FOR AS HEDGING INSTRUMENTS
UNDER FAS 133	FUTURES	SWAPS	TOTAL

Statement of Operations
location – Change in unrealized	Financial future
appreciation (depreciation) of	contracts	Swap contracts
Interest rate contracts	$6,270	($6,545,870)	($6,539,600)

Annual report | Preferred Income Fund III	23

Note 4
Risks and uncertainties

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of Funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Sector risk

When the Fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the Fund may be more volatile than other mutual funds, and the values of its investments may go up and down more rapidly. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. In addition, financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

Leverage utilization risk

The Fund utilizes leverage to increase assets available for investment. See Note 8 for risks associated with the utilization of leverage.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the John Hancock Advisers LLC (the Adviser), a wholly owned subsidiary of the John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the committed facility agreement (see Note 9) (collectively, managed assets). The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee, on an annual basis, to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. After the eighth year, the Adviser is not obligated to waive a portion of the

24	Preferred Income Fund III | Annual report

management fee. Accordingly, the expense reductions related to the reduction in management fees amounted to $803,885 for the year ended July 31, 2009. The effective rate for the period ended July 31, 2009, is 0.61% of the Fund’s managed assets.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the period amounted to $81,545 with an effective rate of 0.02% of the Fund’s managed assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. Mr. John G. Vrysen is a Board member of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 7
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of common shares with no par value. The number of Fund shares reinvested during the year ended July 31, 2009, along with the corresponding dollar value were 157,453 and $1,617,012, respectively.

There were no shares transactions for the period ended July 31, 2008 and the year ended May 31, 2008.

Note 8
Leverage

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. Until May 7, 2008, the Fund used Auction Preferred Shares (APS) for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return will be lower if the cost of the leverage exceeds the income or capital appreciation derived.

The Fund issued a total of 14,000 APS on August 19, 2003, in a public offering. On May 2, 2008, the Fund’s Trustees approved a plan whereby the Fund’s form of leverage has changed from APS to a CFA. The redemption of all series was completed on May 28, 2008. Below is a comparison of the leverage methods utilized by the Fund:

Annual report | Preferred Income Fund III	25

	APS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)

Maximum leverage	$350 million	$296 million
amount

Costs Associated	Dividends paid to preferred	Interest expense (one month LIBOR,
with Leverage	shareholders (maximum rate	reset daily, plus 0.85%)*
equals the overnight commercial
paper rate plus 1.25%)

	APS auction fees	Arrangement fee**

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA)

Preferred share transfer
agent expenses

* Overnight LIBOR plus 0.70% from August 1, 2008 to December 31, 2008.

** Arrangement fee is $740,000 amortized on the first 270 days of the CFA.

Interest expense and arrangement fees and commitment fees are included in the Statement of operations. See note 9 for further details of the CFA.

Note 9
Committed facility agreement

Effective May 7, 2008, the Fund entered into a CFA with a third party commercial bank that allows it to borrow up to an initial limit of $296 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Schedule of Investments. Interest is charged at the monthly LIBOR rate (reset daily) plus 0.85% and is payable monthly. From August 1, 2008, to December 31, 2008, the Fund paid interest at the overnight LIBOR rate plus 0.70%. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Arrangement and commitment fees for the period ended July 31, 2009 totaled $630,315 and $509,778, respectively, and are included in interest expense in the Statement of Operations. As of July 31, 2009, the Fund had borrowings of $213,500,000 at an interest rate of 1.13% and is reflected in the committed facility agreement payable on the Statement of asset and liabilities. For the year from August 1, 2008 to July 31, 2009, the average borrowings under the CFA and the average interest rate were $192,384,384 and 2.36%, respectively. The Fund may terminate the agreement with 60 days’ notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments is in the best interest of the Fund’s shareholders. In certain circumstances, the CFA may automatically terminate, and in other specified circumstances it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the agreement, and it may modify or terminate the agreement upon 270 days’ notice.

Note 10
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities, during the year ended July 31, 2009, aggregated $102,293,821 and $151,328,933, respectively.

Note 11
Subsequent events

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). The objective of FAS 165 is to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

26	Preferred Income Fund III | Annual report

For the year ended July 31, 2009, Management has evaluated subsequent events through September 28, 2009, the date the financial statements were available to be issued.

Annual report | Preferred Income Fund III	27

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Preferred Income Fund III:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund (the “Fund”) at July 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the year ended May 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 28, 2009

28	Preferred Income Fund III | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2009, 66.49% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010.

This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Preferred Income Fund III	29

Investment objective and policy

The Fund’s primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities and other fixed-income securities which are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment.

Bylaws

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the year ended July 31, 2009, dividends from net investment income and tax return of capital totaling $1.485 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

August 29, 2008	0.1320
September 30, 2008	0.1320
October 31, 2008	0.1320
November 28, 2008	0.1320
December 31, 2008	0.1320
January 30, 2009	0.1320
February 27, 2009	0.1320
March 31, 2009	0.1122
April 30, 2009	0.1122
May 29, 2009	0.1122
June 30, 2009	0.1122
July 31, 2009	0.1122
Total	$1.4850*

*Includes $0.05 of tax return of capital.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent

30	Preferred Income Fund III | Annual report

for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Annual report | Preferred Income Fund III	31

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On April 28, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Preferred Income Fund III was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting upon:

Proposal 1: Election of six Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 28, 2009.

		WITHHELD
	FOR	AUTHORITY

Charles L. Ladner	16,776,940	777,953
Stanley Martin	16,787,665	767,228
John A. Moore	16,775,705	779,188
Gregory A. Russo	16,800,442	754,451
Deborah C. Jackson	16,760,613	794,280
John G. Vrysen	16,784,320	770,573

Proposal 2: To adopt a new form of investment advisory agreement.

PROPOSAL 2 PASSED ON APRIL 28, 2009.

For	13,835,047
Against	541,374
Withheld	441,788
Broker Non-Votes	2,736,684

32	Preferred Income Fund III | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Preferred
Income Fund III

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Preferred Income Fund III (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of existing advisory and subadvisory agreements. At meetings held on May
6–7 and June 8–9, 2009, the Board considered the renewal of:

(i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and

(ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the Fund.

The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund. The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance department. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the performance of a peer group of comparable funds (the Peer Group) and two benchmark indices. The funds within the Peer Group were selected by Morningstar Inc.

Annual report | Preferred Income Fund III	33

(Morningstar), an independent provider of investment company data. Morningstar was not able to select a comparative category of relevant funds (the Category) for the Fund. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund. The Board also considered updated performance information at its May and June 2009 meetings. Performance and other information may be quite different as of the date of this shareholders report.

The Board viewed favorably that the Fund’s performance during all periods under review was higher than the performance of the Peer Group median. The Board noted that the Fund’s performance during all periods under review was lower than the performance of its benchmark indices, the Barclay Capital Aggregate Bond Index and the Merrill Lynch Preferred Stock Hybrid Securities Index, as was the Peer Group median.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was inline with the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. The Board noted that the Fund’s Gross Expense Ratio was higher than the Peer Group median. The Board also noted that the Fund’s Net Expense Ratio was lower than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific

34	Preferred Income Fund III | Annual report

to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Preferred Income Fund III	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2003	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2003	47

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2003	47

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007); Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,2.4 Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

36	Preferred Income Fund III | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2003	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006); Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000); Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2003	47

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2003	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	264

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Annual report | Preferred Income Fund III	37

Non-Independent Trustees[3] (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen,[4] Born: 1955	2009	47

Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007–2009); John Hancock Funds II and John Hancock Trust (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation (until 2006).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer

Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds and John Hancock Funds III (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, John Hancock Funds II and John Hancock Trust (2005–July 2009); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Andrew G. Arnott,[4] Born: 1971	2009

Chief Operating Officer

Senior Vice President (since 2009), Manulife Financial Corporation; Executive Vice President and Chief Operating Officer (since 2009), Senior Vice President (2007–2009), Vice President (2005–2007), the Adviser; Executive Vice President and Chief Operating Officer (since 2009), Senior Vice President (2008–2009), Vice President (2006–2008), John Hancock Investment Management Services, LLC; Executive Vice President and Chief Operating Officer (since 2009), The Berkeley Group; Executive Vice President and Chief Operating Officer (since 2009), Senior Vice President (2006–2009), Vice President (2005–2006), Second Vice President (2004–2005), John Hancock Funds, LLC; Executive Vice President and Chief Operating Officer (since 2009), Vice President (2007–2009), the John Hancock Funds; Vice President (since 2007), John Hancock Funds II and John Hancock Trust; Product Management and Development, Senior Vice President (2005–2009), John Hancock Funds, LLC; Marketing and Product Management, Vice President and Director (1998–2005), John Hancock Funds, LLC.

38	Preferred Income Fund III | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer

Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

Salvatore Schiavone,[4] Born: 1965	2009

Treasurer

Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset Management, previously Scudder, Stevens & Clark (1996–2003).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee. Mr. Pruchansky was appointed by the Board of Trustees effective September 1, 2009.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008. Mr. Vrysen was elected by the shareholders at an annual shareholders meeting on April 28, 2009. Mr. Schiavone was elected by the Board of Trustees on May 7, 2009. Mr. Arnott was elected by the Board of Trustees on September 1, 2009.

Annual report | Preferred Income Fund III	39

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner	Custodian
Stanley Martin*	State Street Bank and Trust Company
Dr. John A. Moore
Steven R. Pruchansky*††	Transfer agent
Gregory A. Russo	Mellon Investor Services
John G. Vrysen†
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Andrew G. Arnott‡	PricewaterhouseCoopers LLP
Chief Operating Officer
Stock symbol
Thomas M. Kinzler	Listed New York Stock Exchange: HPS
Secretary and Chief Legal Officer
For shareholder assistance
Francis V. Knox, Jr.	refer to page 32
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

* Member of the Audit Committee

†† Member of the Audit Committee effective 9-1-09

† Non-Independent Trustee

‡ Effective 9-1-09

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

40	Preferred Income Fund III | Annual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P120A 7/09
9/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an "audit committee financial expert." Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $42,487 for the fiscal year ended July 31, 2009 and $29,958 for the fiscal period ended July 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $7,643 for the fiscal year ended July 31, 2009 and $8,645 for the fiscal period ended July 31, 2008.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”), $3,258 for the fiscal year ended July 31, 2009 and there were none for the fiscal period ended July 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant, of which there were none for the fiscal year ended July 31, 2009 and none for the fiscal period ended July 31, 2008. There were no other fees during the fiscal year ended July 31, 2009 and the fiscal period ended July 31, 2008 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal periods of the registrant were $9,670,064 for the fiscal year ended July 31, 2009 and $1,062,636 for the fiscal period ended July, 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

This schedule is included as part of the Report to Shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-
END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2009.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2003 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2003 (inception)
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing
The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps	Other Investment Companies: 4 funds with assets of
approximately $2.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 4 funds with assets of
approximately $2.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

None of the accounts listed above have performance based fees.

POTENTIAL FOR CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund III

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 15, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: September 15, 2009